Exhibit 10.1

GELIA GROUP, CORP.

SUBSCRIPTION AGREEMENT

As of November __, 2013
Ms. Kim Leadford
Chief Executive Officer
Gelia Group, Corp.
140 Rowayton Avenue, 2nd Floor
Rowayton, Connecticut 06854

1.	Subscription; Escrow Arrangement.

(a)
The undersigned subscriber (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase the number of shares (the “Shares” or “Securities”) of the Company’s common stock, par value $.001 per share (“Common Stock”), set forth on the signature page hereto from Gelia Group, Corp., a Nevada corporation (the “Company”) for the purchase price of $0.83 per share in connection with the Company’s offering of up to $900,000 in Common Stock, or such other amount as may be determined by the Company’s board of directors (the “Offering”).

This Subscription Agreement (the “Subscription Agreement”) together with the Exhibits and Schedules thereto constitutes the “Offering Documents.”

This subscription is based solely upon the information provided in the Offering Documents and upon the Subscriber’s own investigation as to the merits and risks of this investment.  The Subscriber shall deliver herewith duly executed copies of the signature pages to the following documents: (i) the Subscription Agreement, and (ii) the Accredited Investor Questionnaire & Form W-9.

The Offering may be consummated at more than one closing to occur on a date as may be determined by the Company. Each such closing is referred to as a “Closing” and the date of each such Closing is referred to as the “Closing Date.”  A final Closing shall be held by the Company on or before _____________, 2013 (the “Final Closing Date”).  At each Closing with respect to the Shares subscribed for hereby and accepted by the Company, the Escrow Agent shall release and turn over the subscription payments for the Shares to the Company and the Company shall promptly thereafter deliver to the Subscriber, the stock certificate for the Shares.  If the Company does not accept this subscription, in whole or in part, the Escrow Agent will promptly refund to the Subscriber, without deduction therefrom, any subscription payment received from the Subscriber for the Shares, the subscription for which was not accepted by the Company.

(b)
Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase the number of Shares from the Company set forth on the signature page hereof, and when this Agreement is accepted and executed by the Company, the Company agrees to issue such Shares to the Subscriber.  The subscription price is payable by wire transfer to “Ofsink PLLC” pursuant to the following wire instructions.

WIRING INSTRUCTIONS

Bank’s Name and Address:	JP Morgan Chase N.A.
919 Third Avenue
New York, NY 10022
Account #:	3011704177
ABA Routing #:	021000021
SWIFT:	CHASUS33 (for overseas transfers)
Account Title:	Gelia Group, Corp. Escrow Account

2.
Subscriber Representations, Warranties and Agreements.  The Subscriber hereby acknowledges, represents and warrants as follows (with the understanding that the Company will rely on such representations and warranties in determining, among other matters, the suitability of this investment for the Subscriber in order to comply with federal and state securities laws):

(a)
In connection with this subscription, the Subscriber has read this Subscription Agreement and the other Offering Documents.  The Subscriber acknowledges that this Subscription Agreement is not intended to set forth all of the information which might be deemed pertinent by an investor who is considering an investment in the Securities.  It being the responsibility of Subscriber (i) to determine what additional information he desires to obtain in evaluating this investment and (ii) to obtain such information from the Company.

(b)
THIS OFFERING IS LIMITED TO PERSONS WHO ARE “ACCREDITED INVESTORS,” AS THAT TERM IS DEFINED IN REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND WHO HAVE THE FINANCIAL MEANS AND THE BUSINESS, FINANCIAL AND INVESTMENT EXPERIENCE AND ACUMEN TO CONDUCT AN INVESTIGATION AS TO, AND TO EVALUATE, THE MERITS AND RISKS OF THIS INVESTMENT. THE SUBSCRIBER HEREBY REPRESENTS THAT HE HAS READ, IS FAMILIAR WITH AND UNDERSTANDS RULE 501 OF REGULATION D UNDER THE ACT.  THE SUBSCRIBER IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A) OF REGULATION D.

(c)
The Subscriber has had full access to all the information which the Subscriber (or the Subscriber’s advisor) considers necessary or appropriate to make an informed decision with respect to the Subscriber’s investment in the Securities.  The Subscriber acknowledges that the Company has made available to the Subscriber and the Subscriber’s advisors the opportunity to examine and copy any contract, matter or information which the Subscriber considers relevant or appropriate in connection with this investment and to ask questions and receive answers relating to any such matters including, without limitation, the financial condition, management, employees, business, obligations, corporate books and records, budgets, business plans of and other matters relevant to the Company.  To the extent the Subscriber has not sought information regarding any particular matter, the Subscriber represents that he or she had and has no interest in doing so and that such matters are not material to the Subscriber in connection with this investment.  The Subscriber has accepted the responsibility for conducting the Subscriber’s own investigation and obtaining for itself such information as to the foregoing and all other subjects as the Subscriber deems relevant or appropriate in connection with this investment.  The Subscriber is not relying on any representation other than that contained herein.  The Subscriber acknowledges that no representation regarding projected financial performance or a projected rate of return has been made to it by any party.

(d)
The Subscriber understands that the offering of the Securities has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption for private offerings provided pursuant to Section 4(2) of the Securities Act and that, as a result, the Shares will be “restricted securities” as that term is defined in Rule 144 under the Securities Act.  The Subscriber further understands that the Offering of the Securities has not been qualified or registered under any foreign or state securities laws in reliance upon the representations made and information furnished by the Subscriber herein and any other documents delivered by the Subscriber in connection with this subscription; that the Offering has not been reviewed by the Commission or by any foreign or state securities authorities; and that the Subscriber’s rights to transfer the Securities will be restricted, which includes restrictions against transfers unless the transfer is not in violation of the Securities Act and applicable state securities laws (including investor suitability standards).

(e)
The Subscriber is empowered and duly authorized to enter into this Subscription Agreement which constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms; and the person signing this Subscription Agreement on behalf of the Subscriber is empowered and duly authorized to do so.

(f)
The Subscriber has liquid assets sufficient to assure that the purchase price of the Securities will cause no undue financial difficulties and that, after purchasing the Securities the Subscriber will be able to provide for any foreseeable current needs and possible personal contingencies; the Subscriber is able to bear the risk of illiquidity and the risk of a complete loss of this investment.

(g)
The information in any documents delivered by the Subscriber in connection with this subscription, including, but not limited to the Investor Questionnaire, is true, correct and complete in all respects as of the date hereof.

(h)
The offering and sale of the Securities to the Subscriber were not made through any advertisement in printed media of general and regular paid circulation, radio or television or any other form of advertisement, or as part of a general solicitation.

(i)
The Subscriber recognizes that an investment in the Securities involves significant risks. The Subscriber has read and understands such risks and that such risks, and others, can result in the loss of the Subscriber’s entire investment in the Securities.

(j)
The Subscriber is acquiring the Securities, as principal, for the Subscriber’s own account for investment purposes only, and not with a present intention toward or for the resale, distribution or fractionalization thereof, and no other person has a beneficial interest in the Securities.  The Subscriber has no present intention of selling or otherwise distributing or disposing of the Securities, and understands that an investment in the Securities must be considered a long-term illiquid investment.

(k)
The Subscriber hereby agrees to irrevocably waive for itself, its successors and assigns all right and entitlement to payment of the stock dividend of 3.272 shares for each share of Common Stock subscribed for by the undersigned under this Agreement declared by the Company on October 8, 2013 to be distributed to the stockholders of record as of November 4, 2013.

3.
Representations, Warranties and Covenants of the Company.  As a material inducement of the Subscribers to enter into this Subscription Agreement and subscribe for the Securities, the Company represents and warrants to the Subscriber, as of the date hereof, as follows:

(a)
Organization and Standing.  The Company is a duly organized corporation, validly existing and in good standing under the laws of the State of Nevada, has full power to carry on its business as and where such business is now being conducted and to own, lease and operate the properties and assets now owned or operated by it and is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership of its properties requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect on the Company.  “Material Adverse Effect” means any circumstance, change in, or effect on the Company that, individually or in the aggregate with any other similar circumstances, changes in, or effects on, the Company taken as a whole: (i) is, or is reasonably expected to be, materially adverse to the business, operations, assets, liabilities, employee relationships, customer or supplier relationships, prospects, results of operations or the condition (financial or otherwise) of the Company taken as a whole, or (ii) is reasonably expected to adversely affect the ability of the Company to operate or conduct the Company’s business in the manner in which it is currently operated or conducted or proposed to be operated or conducted by the Company; provided, however, that none of the following shall be deemed in and of themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect: (i) any change, event, state of facts or development generally affecting the general political, economic or business conditions of the United States; (ii) any change, event, state of facts or development generally affecting the medical device industry; (iii) any change, event, state of facts or development arising from or relating to compliance with the terms of this Subscription Agreement; (iv) acts of war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, sabotage or terrorism or other international or national calamity or any material worsening of such conditions; (v) changes in laws or Generally Accepted Accounting Principles after date hereof or interpretation thereof; or (vi) any matter set forth in the Offering Documents or other  Schedules or Exhibits provided thereunder.

(b)
Subsidiaries.  Except for Starstream Entertainment, LLC, a Delaware limited liability company (“SSE”), Starstream Films, LLC, a Delaware limited liability company, and Starstream ELP, LLC, a Delaware limited liability company, and SUAD Film, LLC, a Delaware limited liability company, the Company does not own or control any subsidiaries. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 51% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.

(c)
Authority.  The execution, delivery and performance of this Subscription Agreement and the other Offering Documents by the Company and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company. Each of the documents contained in the Offering Documents has been (or upon delivery will be) duly executed by the Company is or, when delivered in accordance with the terms hereof, will constitute, assuming due authorization, execution and delivery by each of the parties thereto, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(d)
No Conflict.  The execution, delivery and performance of this Subscription Agreement and the consummation of the transactions contemplated hereby do not (i) violate or conflict with the Company’s Certificate of Incorporation, By-laws or other organizational documents, (ii) conflict with or result (with the lapse of time or giving of notice or both) in a material breach or default under any material agreement or instrument to which the Company is a party or by which the Company is otherwise bound, or (iii) violate any order, judgment, law, statute, rule or regulation applicable to the Company, except where such violation, conflict or breach would not have a Material Adverse Effect on the Company.  This Subscription Agreement when executed by the Company will be a legal, valid and binding obligation of the Company enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws and equitable principles relating to or limiting creditors’ rights generally).

(e)	Authorization. Issuance of the Securities to Subscriber has been duly authorized by all necessary corporate actions of the Company.

(f)
Litigation and Other Proceedings.  There are no actions, suits, proceedings or investigations pending against the Company at law or in equity before or by any court or Federal, state, municipal or their governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (an “Action”) which adversely affects or challenges the legality, validity or enforceability of any of the Offering Documents or could materially adversely affect the Company.  The Company is not subject to any continuing order, writ, injunction or decree of any court or agency against it which would have a material adverse effect on the Company. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

(g)	Use of Proceeds. The proceeds of this Offering and sale of the Securities, net of payment of placement expenses, will be used by the Company for working capital and general corporate purposes.

(h)
Consents/Approvals.  No consents, filings (other than Federal and state securities filings relating to the issuance of the Securities pursuant to applicable exemptions from registration, which the Company hereby undertakes to make in a timely fashion), authorizations or other actions of any governmental authority are required to be obtained or made by the Company for the Company’s execution, delivery and performance of this Subscription Agreement which have not already been obtained or made or will be made in a timely manner following the initial Closing.

(i)
Placement Agents.  The Company may engage finders, brokers or placement agents in connection with the transactions contemplated hereby and pay to such brokers fees not to exceed eight (8) percent of the gross proceeds of the Offering and shares of Common Stock representing eight (8) percent of shares of Common Stock sold in the Offering.

(j)
Capitalization. A capitalization table illustrating the authorized and outstanding capital stock of the Company as of the date hereof is attached as Schedule 3(j).  All of such outstanding shares have been, or upon issuance will be, validly issued, fully paid and non-assessable.  As of the date hereof, except as disclosed in Schedule 3(j), and except for Securities issued in the Offering (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (iv) there are no outstanding securities of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries, and (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance or exercise of the Securities as described in this Subscription Agreement.  The Company has furnished to the Subscriber true and correct copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible or exchangeable into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.  Schedule 3(j) also lists all outstanding debt of the Company with sufficient detail acceptable to Subscriber.

(k)
Intellectual Property Rights. The Company owns or possesses adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct its businesses as now conducted.  The Company does not have any knowledge of any infringement by the Company of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement.

(l)
Disclosure. No representation or warranty by the Company in this Subscription Agreement, the other Offering Documents, nor in any certificate, Schedule or Exhibit delivered or to be delivered pursuant to this Subscription Agreement or the  other Offering Documents: contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.  To the knowledge of the Company at the time of the execution of this Subscription Agreement and at each Closing, there is no information concerning the Company which has not heretofore been disclosed to the Subscribers that would have a Material Adverse Effect.

(m)
Title.  The Company has good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects.

(n)
Tax Status.  The Company has made or filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and all such returns, reports and declarations are true, correct and accurate in all material respects.  The Company has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, for which adequate reserves have been established, in accordance with generally accepted accounting principles (“GAAP”), and except where the failure to do so would not constitute a Material Adverse Effect on the Company.

(o)
Compliance with Laws. The business of the Company has been and is presently being conducted so as to comply with all applicable material federal, state and local governmental laws, rules, regulations and ordinances.

(p)
Restrictions on Business Activities.  There is no judgment, order, decree, writ or injunction binding upon the Company or any subsidiary that has or could prohibit or impair the conduct of their respective businesses as currently conducted or any business practice of the Company or any subsidiary, including the acquisition of property, the provision of services, the hiring of employees or the solicitation of clients, in each case either individually or in the aggregate.

(r)	Issuances. The Shares will be validly issued, fully paid and non-assessable.

(s)
USA PATRIOT Act and Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with the money laundering requirements of all applicable governmental authorities and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental authority (collectively, the “Money Laundering Laws”) and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56 (signed into Law October 26, 2001) (the “USA PATRIOT Act”) and no action, suit or proceeding by or before any court or governmental authority or any arbitrator involving any of the Company or any of its Subsidiaries with respect to the Money Laundering Laws or USA PATRIOT Act is pending or, to the best knowledge of the Company, threatened.

4.	Legends.

(a)
The Subscriber understands and agrees that the Company will cause any necessary legends to be placed upon any instruments(s) evidencing ownership of the Securities, together with any other legend that may be required by federal or state securities laws or deemed necessary or desirable by the Company.

(b)
Certificates evidencing the Shares shall not contain any legend (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares pursuant to Rule 144. The Company, at its own expense, shall cause its counsel to issue a legal opinion to the transfer agent promptly if required by the transfer agent to effect the removal of the legend hereunder. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Agreement. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent to the Subscriber by crediting the account of the Subscriber’s prime broker with the Depository Trust Company System as directed by such Subscriber (in each case subject to representation letters from a broker and/or Subscriber required by the transfer agent or the Company).

5.	Registration Rights.

(a)   Registration Statement Requirements.  If at any time after the Closing, when there is not an effective Registration Statement providing for the resale of the Shares (the “Registrable Securities”), and any of the Registrable Securities may not be sold pursuant to Rule 144 under the Securities Act, and the Company shall determine to prepare and file with the U.S. Securities and Exchange Commission (the “Commission”) a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than for an underwritten offering or on Form S-4 or Form S-8, each as promulgated under the Securities Act, or their then equivalents), the Company shall send to each holder of Registrable Securities written notice of such determination.  If within fifteen (15) days after receipt of such notice, or within such shorter period of time as may be specified by the Company in such written notice as may be necessary for the Company to comply with its obligations with respect to the timing of the filing of such Registration Statement, any such holder shall so request in writing, (which request shall specify the Registrable Securities intended to be registered), the Company shall use commercially reasonable efforts to cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holder.

(b) Registration Procedures. When the Company effects the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(i)    prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for the earlier of (a) a period of one (1) year, or (b) until the Shares can be sold by the Subscriber pursuant to Rule 144 without volume restrictions;

(ii)   furnish to the Subscriber, at the Company’s expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as the Subscriber reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement or make them electronically available;

(iii)  use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the Subscriber shall request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction; and

(iv) list the Registrable Securities covered by such registration statement with any securities exchange on which the common stock of the Company is then listed.

(c)   Provision of Documents.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Subscriber that such Subscriber shall furnish to the Company in writing such information and representation letters, including a completed selling securityholder questionnaire in the form acceptable to the Company, with respect to itself and the proposed distribution by it as the Company may reasonably request to assure compliance with federal and applicable state securities laws.

(d)  Expenses.  All expenses incurred by the Company in complying with Section 5, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of FINRA, transfer taxes, and fees of transfer agents and registrars, are called “Registration Expenses.” The Company will pay all Registration Expenses in connection with any registration statement described in Section 5.

(e) Indemnification and Contribution.

(i)    In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Section 5, the Company will, to the extent permitted by law, indemnify and hold harmless the Subscriber, each of the officers, directors, agents, affiliates, members, managers, control persons, and principal shareholders of the Subscriber, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Subscriber or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Subscriber, or such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Securities Act pursuant to Section 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Section 5(e)(iii) reimburse the Subscriber, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Subscriber to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Subscriber failed to send or deliver a copy of the final prospectus delivered by the Company to the Subscriber with or prior to the delivery of written confirmation of the sale by the Subscriber to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Subscriber in writing specifically for use in such registration statement or prospectus.

(ii)   In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 5, the Subscriber will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Subscriber will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the Subscriber, as such, furnished in writing to the Company by such Subscriber specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Subscriber hereunder shall be limited to the net proceeds actually received by the Subscriber from the sale of Registrable Securities pursuant to such registration statement.

(iii)  Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 5(e)(iii) and shall only relieve it from any liability which it may have to such indemnified party under this Section 5(e)(iii), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 5(e)(iii) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnifying party shall have reasonably concluded that there may be reasonable defenses available to indemnified party which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel, reasonably satisfactory to the indemnified and indemnifying party, and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(iv)  In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) the Subscriber, or any controlling person of the Subscriber, makes a claim for indemnification pursuant to this Section 5(e) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5(e) provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Subscriber or controlling person of the Subscriber in circumstances for which indemnification is not provided under this Section 5(e); then, and in each such case, the Company and the Subscriber will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Subscriber is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Subscriber will not be required to contribute any amount in excess of the public offering price of all such securities sold by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and provided, further, however, that the liability of the Subscriber hereunder shall be limited to the net proceeds actually received by the Subscriber from the sale of Registrable Securities pursuant to such registration statement.

6.	General Provisions.

(a)
Confidentiality.  The Subscriber covenants and agrees that it will keep confidential and will not disclose or divulge any confidential or proprietary information that such Subscriber may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to such Subscriber in connection with this offering or as a result of discussions with or inquiry made to the Company, unless such information is known, or until such information becomes known, to the public through no action by the Subscriber; provided, however, that a Subscriber may disclose such information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary in connection with his or her investment in the Company so long as any such professional to whom such information is disclosed is made aware of the Subscriber’s obligations hereunder and such professional agrees to be likewise bound as though such professional were a party hereto, (ii) if such information becomes generally available to the public through no fault of the Subscriber, or (iii) if such disclosure is required by applicable law or judicial order.

(b)
Successors.  The covenants, representations and warranties contained in this Subscription Agreement shall be binding on the Subscriber’s and the Company’s heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company.  The rights and obligations of this Subscription Agreement may not be assigned by any party without the prior written consent of the other party.

(c)	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

(d)
Execution by Facsimile.  Execution and delivery of this Agreement by facsimile transmission (including the delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

(e)
Governing Law and Jurisdiction.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly performed within such state and without regard to conflicts of laws provisions.  Any legal action or proceeding arising out of or relating to this Subscription Agreement and/or the other Offering Documents may be instituted in the courts of the State of New York sitting in New York County or in the United States of America for the Southern District of New York, and the parties hereto irrevocably submit to the jurisdiction of each such court in any action or proceeding.  Subscriber hereby irrevocably waives and agrees not to assert, by way of motion, as a defense, or otherwise, in every suit, action or other proceeding arising out of or based on this Subscription Agreement and/or the other Offering Documents and brought in any such court, any claim that Subscriber is not subject personally to the jurisdiction of the above named courts, that Subscriber’s property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

(f)	(i)
Indemnification Generally.  The Company shall indemnify the Subscriber from and against any and all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys’ fees and expenses) resulting from any breach of a representation and warranty, covenant or agreement by the Company and all claims, charges, actions or proceedings incident to or arising out of the foregoing.

(ii)
Indemnification Procedures.  The Subscriber shall give notice as promptly as reasonably practicable to the Company of any action commenced against or by it in respect of which indemnity may be sought hereunder, but failure to so notify the Company shall not release the Company from any liability that it may have, otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Company.  Upon such notification, the Company shall assume the defense of such action if it is a claim brought by a third party, and, if and after such assumption, the Company shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below.  In any such action, the Company shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of the Company unless (i) the Company and the Subscriber shall have mutually agreed to the contrary or (ii) the named parties in any such action (including any impleaded parties) include both the Company and the Subscriber and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them.  The Company shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed), but if settled with such consent or if there be final judgment for the plaintiff, the Company shall indemnify the Subscriber from and against any loss, damage or liability by reason of such settlement or judgment.

g.
Notices.  All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and facsimile numbers (or to such other addresses or facsimile numbers which such party shall subsequently designate in writing to the other party):

(i)	if to the Issuer:

Gelia Group, Corp.
140 Rowayton Avenue, 2nd Floor
Rowayton, Connecticut 06853
Tel.: 203-803-1995
Facsimile: 212-656-1735

(ii)	if to the Subscriber to the address set forth next to its name on the signature page hereto.

h.
Entire Agreement.  The Offering Documents delivered at  a Closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersede all prior agreements and understandings between or among the parties with respect to such subject matter.  The Exhibits and schedules constitute a part hereof as though set forth in full above.

i.
Amendment; Waiver.  This Subscription Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by the Company and the holders of not less than a majority of the Shares at the time such consent is sought.  No failure to exercise, and no delay in exercising, any right, power or privilege under this Subscription Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege.  No waiver of any breach of any provision shall be deemed to be a waiver of any proceeding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties.  No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts.  The rights and remedies of the parties under this Subscription Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

j.
No Impairment.  At all times after the date hereof, the Company will not take or permit any action, or cause or permit any subsidiary to take or permit any action that materially impairs or adversely affects the rights of the Subscribers under the this Subscription Agreement or any of the other Offering Documents.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Company has executed this Subscription Agreement as of the date first written above.

GELIA GROUP, CORP.

By:
Name:	Name
Title:	Chief Executive Officer

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL

DOLLAR AMOUNT INVESTED   $
NUMBER OF SHARES SUBSCRIBED FOR

NAME IN WHICH SHARES SHOULD BE ISSUED:

AMOUNT INVESTED TO BE SENT VIA:      ☐ Check (enclosed)     ☐ Wire

Address Information
For individual subscribers this address should be the Subscriber’s primary legal residence.  For entities other than individual subscribers, please provide address information for the entities primary place of business.  Information regarding a joint subscriber should be included in the column at right.

_________________________________ Legal Address	_________________________________ Legal Address
_________________________________ City, State, and Zip Code	_________________________________ City, State, and Zip Code

Alternate Address Information
Subscribers who wish to receive correspondence at an address other than the address listed above should complete the Alternate Address section on the following page.
_________________________________ Tax ID # or Social Security #	_________________________________ Tax ID # or Social Security #
AGREED AND SUBSCRIBED This __ day of ______________________, 2013 By:_________________________________ Name: Title (if any):	AGREED AND SUBSCRIBED SIGNATURE OF JOINT SUBSCRIBER (if any) This __ day of ______________________, 2013 By:_________________________________ Name: Title (if any):
__________________________________ Subscriber Name (Typed or Printed)	__________________________________ Additional Subscriber Name (Typed or Printed)

ACCEPTED: GELIA GROUP, CORP. By:_________________________________ Name: Kim Leadford Title: Chief Executive Officer Date of Acceptance: ____________________
Alternate Address Information (if applicable)

_________________________________ Alternate Address for Correspondence	_________________________________ Alternate Address for Correspondence
_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code
_________________________________ Telephone	_________________________________ Telephone
_________________________________ Facsimile	_________________________________ Facsimile
_________________________________ Tax ID # or Social Security #	_________________________________ Tax ID # or Social Security #

CERTIFICATE OF SIGNATORY

(To be completed if the Shares are
being subscribed for by an entity)

           I,                                             , am the___________________________ of _____________________________________________ (the “Entity”).

           I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

           IN WITNESS WHEREOF, I have set my hand this ____ day of ______________, 2013.

 ____________________________________
(Signature)